Exhibit 10.26

Shenzhen Housing Leasing

Agreement

Prepared by Shenzhen Housing Leasing Administration Office

Notes to the registration (record) of housing leasing agreements

A.     Information to be submitted for the housing leasing agreement registration (record):

(A)	A certificate of property rights or other valid documents as the proof of ownership (the right to use), and the original document shall be presented, with the copy for record.

(B) The identification documents or proof of legal status of the lessor and lessee or other legal qualifications, including:

1.	Individuals

The ID card or other proof documents of legal status (the original paper shall be presented, with the copy for record).

2.	Organizations

The establishment document or the organization code certification of the entity and the original document shall be provided, with the copy for record;

The original certificate of the legal representative

(C) In case of housing held in trust, a power of attorney and the identification of agent shall be provided; when others are entrusted to rent or to lease, the agent shall provide the power of attorney as well as his own identification.

(D)	In case of joint ownership of the housing, it is required to provide proof of rental agreement by all co-owners and the power of attorney.

(E)	Housing leasing agreement.

As for the power of attorney abovementioned in (C) and (D), the original document shall be collected while such papers by overseas parties should be notarized and legalized in accordance with relevant requirements.

B.     For a description of the filing for housing leasing agreement:

Pursuant to Article 6 and Article 7.2 of the Regulations of Shenzhen Special Economic Zone on House Leasing, where the house to be leased cannot be registered according to the above regulations, the parties shall bring with the relevant information of the house and the identification document of related party to the competent district authorities for record.

Housing Leasing Agreement

Lessor (Party A):

Housing Information Coding Card:

Address:

Zip:	Phone:	13828875555

Number of organization code certificate or ID card:	440524197406182919

Entrusted Agent:

Address:

Zip:	Phone:

Number of organization code certificate or ID card:

Lessee (Party B):	Talon Zipper (Shenzhen) Co., Ltd.

Address:	Room 1601-1608, Block C, Tian’an International Building, Renmin
Road S., Luohu District, Shenzhen

Zip:	518001	Phone:	82351725

Number of organization code certificate or ID card:	79046501-2

Entrusted Agent:

Address:

Zip:	Phone:

Number of organization code certificate or ID card:

According to the Contract Law of PRC, the PRC Urban Real Estate Administration Law, the Regulations of Shenzhen Special Economic Zone on House Leasing and the detailed rules for implementation, and the Decision by Shenzhen Municipal People's Congress Standing Committee on Strengthening Security Responsibility of House Leasing, Party A and Party B, after mutual consultation, have agreed to conclude this contract.

Article 1 Party A shall lease to Party B the premises located in Rooms 1601, 1602,1603, 1604, 1605, 1606, 1607 and 1608 Building C, Tian An International Building, Renmin Road S., Luohu District, Shenzhen City. (Hereinafter referred to as the House to be leased)

The total floor area of the Leased House shall be 944.6 square meters. Holder of the rights in the Leased House:; the name and number of property rights certificates or other valid documents for ownership (the right to use): 2000535049, 2000535048, 2000535046, 2000535051, 2000535043, 2000535039, 2000535042, and 2000535041.

Article 2 The unit monthly rental of the Leased House shall be RMB / (in words: RMB / ) per square meter based on the building area, and the total monthly rental shall be RMB 103,906.00 (in words: RMB one hundred and three thousand nine hundred and six)

Article 3 Party B shall pay the first installment of the rental of RMB 103,906.00 (in words: RMB one hundred and three thousand nine hundred and six) by August 15, 2015.

Article 4 Party B shall pay the rental to Party A by:

☑	by the 20th day of every month;

☐	by the ___ day of the ___ month of every quarter;

☐	by the ___day of the ___month of every six months;

☐	by the ___day of the ___ month of every year;

When Party A collects the rental, Party A shall issue a tax invoice to Party B.

(Both parties shall select one out of the four payment modes as mentioned above, and mark in the box selected with "√")

Article 5 The lease term of the House to be leased by Party B shall be from August 15, 2015 to October 31, 2020.

The term stipulated in the foregoing paragraph shall be neither longer than the approved term for land use, nor more than 20 years, and no term beyond such limit shall be valid.

Article 6 The purpose of the Leased House: Office.

Without the written consent of Party A, Party B shall not use the Leased House for other purposes.

Article 7 Party A shall deliver the Leased House to Party B before August 15, 2012 for use, and go through the relevant handover procedures by the date.

If Party A makes a delivery of the Leased House that later than the time in the above paragraph, Party B may require a corresponding extension of the term of this contract, and the parties shall sign a written document to confirm and file with the contract registration (record) authorities.

Article 8 Upon the delivery of the Leased House, both parties shall confirm the related status of the Leased House and the ancillary facilities etc. at that time and record the same in the Addenda hereto.

Article 9 Upon the delivery of the Leased House, Party A can collect from Party B an amount of Nil__ months (no more than three months) of the rental as the deposit for the lease, namely， RMB119,019.6 (In words: RMB One Hundred and Nineteen Thousand Nineteen Six Yuan and Sixty Cents).

When collecting the deposit, Party A shall issue the receipt to Party B.

Party A shall return the lease deposit to Party B under conditions as follows:

1.	;

2.	;

3.	;	and

☐	Only one of the above conditions need be satisfied.

☐	All conditions have to be satisfied.

(The parties shall jointly choose either of the above two ways, with the selected one to be identified by "√")

The means and timing for the return of the lease deposit:

Party A may not return the deposit under any of the following circumstances:

1.	;

2.	;

3.	;

Article 10 During the lease period, Party A shall be responsible for payment of the land use fees and taxes generated from the Leased House, lease management fees and           charges; and Party B shall be responsible for the timely payment of water and electricity fees, sanitation costs, housing (building) property management fees,           charges of the Leased House and other expenses arising from the Leased House.

Article 11 Party A shall ensure that the delivered Leased House and its ancillary facilities comply with the requirements of the relevant safety laws, regulations and/or rules.

Article 12 Party B shall make the rational use of the Leased House and its ancillary facilities, and shall not engage in the illegal use of the Leased House; and to the normal and reasonable use of the Leased House by Party B, Party A shall not conduct any disturbance or barrier.

Article 13 During the use of the Leased House by Party B, provided that not caused by Party B, the Leased House or its auxiliary facilities emerges or happens any damage or failure that hampers security or normal use, then Party B shall promptly notify Party A and take effective measures to prevent the defects from further worsening . Party A shall, within SEVEN days upon the receipt of such notice, carry out the maintenance or directly appoint Party B to repair on behalf of Party A; and if Party B cannot notify Party A or Party A fails to perform the maintenance obligation within the aforesaid time after receiving the notice, Party B can conduct the corresponding repair on behalf of Party A. In case of any extreme emergency that in need of an immediate repair, Party B shall first conduct the maintenance and promptly notify Party A the related situation in a timely manner.

The maintenance expenses (including such reasonable costs incurred by Party B on behalf of Party A and due to prevent the defects from worsening) under such two circumstances specified above shall be borne by Party A. Provided that Party B fails to fulfill the obligations under the above two paragraphs, namely failing to notice Party A in a timely manner or failing to take possibly effective measures, and resulted in the expansion of loss, the (additional) part of maintenance costs shall be borne by Party B.

Article 14 If due to improper or unreasonable use by Party B, the Leased House or its auxiliary facilities emerges or happens any damage, failure or other such abnormal circumstances that hinder safety, Party B shall be responsible for repair or compensation as well as the timely notification to Party A.

If Party B alters the internal structure, decorate or setting has an impact on building structure of equipment, design size, scope, process, materials such as solution can be construction after get Party A’s written consent. If the Lease Period expires or surrender of tenancy because of Party B’s responsibility, Party A is entitled to choose one of the following rights, unless otherwise agreed:

☑	All attached decoration to the house owned by Party A.

☐	Require Party B restore the original state.

☐	Charge Party B the actual fee in the recovery engineering.

(The parties shall work together to choose from above three options, with the selected one to be identified by "√")

Article 15

☐

During the lease period, Party B may sublet all or part of the Leased House to other parties, and go to the housing leasing authorities for registration (record) procedures. But such sublease shall not exceed the contractual lease term;

☑

During the lease period, with the written consent for sublease by Party A, Party B can present the written evidence to the rental registration (record) authorities for handling procedures. But such sublease shall not exceed the contractual lease term;

☐	During the lease period, Party B shall not sublease all or part of the Leased House to other parties.

(The two parties shall work together to choose from above three options, with the selected one to be identified by "√")

Article 16 Within the validity period of this agreement, when Party A needs to transfer all or part of the property right of the Leased House, Party A shall notify Party B in writing one month prior to such transfer while Party B shall, upon the receipt of such notice, response to Party A within TEN working days, and Party B has a preemptive right of purchase under the same conditions.

When transferring the Leased House to other parties, Party A has the responsibility to inform the transferee that it is required to continue performing this Agreement.

Article 17 Within the validity term of the contract, it will be allowed to terminate or change under any of the following circumstances:

(A)	An event of force majeure, the contract is unable to perform;

(B)	The Leased House is under governmental acquisition, recovery or removal;

(C)	Party A and Party B reach a consensus through consultation.

Article 18 As any loss arisen form any of the following circumstances, Party A may:

☐	1. Request Party B to restore the housing to the original condition;

☐	2. Request Party B to compensate damages;

☑	3. Non-refund the lease deposit;

☐	4. Require Party B to pay liquidated damages of RMB (in words: ).

(The above four ways can be selected by two parties through consultation, but the items 3 and 4 cannot be chosen simultaneously, with "√" to identify the selected options):

(A)	Party B delays the rent payment up to 30 days (ONE month) or more;

(B)	The possible loss of Party A due to the payment delay by Party B may approach RMB 50,000 (in words: Fifty Thousand only) or more;

(C)	Party B uses the Leased House for illegal activities, harming the public interests or the interests of other parties;

(D)	Party B alters the structure or use of the Leased House without authorization;

(E)	Party B violates the provisions of Article 14 of the agreement and does not assume responsibility for maintenance or to pay maintenance costs, resulting in severe damages to housing or equipment;

(F)	Without the written consent of Party A and/or approval of relevant departments, Party B on its own will conducts the renovation of the Leased House;

(G)	Party B subleases the Leased House to a third party without authorization.

In addition to pursuing Party B’s liability for damages or the responsibility of breach, Party A has the right to request Party B to alter terms of the agreement or terminate the contract according to the above circumstances; and upon receiving the notice of termination of the contract. Party A has the unilateral right to apply for the discharge of the contract registration (record).

Article 19 As for any loss arisen from the following circumstances, Party B may:

☐	1. Request Party A to compensate damages;

☑	2. Request Party A to double refund the lease deposit;

☐	3. Party A shall pay the liquidated damages of RMB (in words: ).

(The three methods will be chosen by both parties, but the items 2 and 3 cannot be selected simultaneously; and "√" shall be used to identify the corresponding selection.

(A)	Party A delays the delivery of the Leased House for days (months) or more;

(B)	Party A is in violation of Article 11 of the contract, with the safety of the Leased House not meeting the relevant laws, regulations and rules;

(C)	Party A is in violation of Article 13 of the contract and does not assume responsibility for maintenance or to pay maintenance costs;

(D)	Without the consent of Party B or the approval of relevant departments, Party A conducts the re-construction, extension or decoration on the Leased House conversion;

(E)	Without sound reasons, Party A unilaterally requests for an early cancellation (termination) of the contract.

In addition to pursue Party A liability for damages or the responsibility of breach, Party B has the right to request Party A to alter terms of the contract or terminate the contract according to the above circumstances; and upon receiving the notice of termination of the contract,, Party B has the unilateral right to apply for the discharge of the contract registration (record).

Article 20 Within SEVEN days upon the termination of this contract, Party B shall move out and return the Leased House back to Party A, and ensure the premises and ancillary facilities in good condition (except normal wear and tear); and Party B shall settle all fees borne by it, handling the handover procedures.

Provided that after lease term Party B fails to move out or return the House to be leased, Party A shall be entitled to recover the Leased House by laws or contractual provisions, and charge Party B the compensation equivalent to twice of the rental of the overdue part.

Article 21 Upon the expiry of lease term under the agreement, Party B needs to continue renting the Leased House, it shall request Party A TWO months prior to such expiry for the renewal of lease, and Party B has the priority to lease the House under the same conditions.

Where both parties reach an agreement on the renewal of lease, a new agreement shall be re-entered into and go through re-register (record) at the housing leasing competent authority.

Article 22 Both parties shall sign a Responsibility Document of Shenzhen Housing Leasing Security Management. The Leased House provided by Party A shall meet the safety standards and conditions for safe use, without any security risk. The construction, firefighting apparatus, gas facilities, power facilities, entrances and corridors, etc., shall be in consistent with the management provisions or standards by the municipal government on safety production, fire protection, security, environmental protection, hygiene and so on. Party B shall be in strict accordance with the above requirements by the government function departments, and has the obligation to ensure that the Leased House in use carries no security risk. The terms agreed under this contract shall be performed by the parties, and either party in breach of contract shall bear the corresponding responsibility under this contract.

Article 23 As for matters not mentioned in this contract, the parties may agree separately in the attached page(s), of which such content, as a part of this contract, shall has the same effect with this contract upon being sealed by both parties.

Where both parties have agreed to change the contract during the lease term, within ten days after the establishment of such changed contract, the two parties shall go to the Leasing Authority for registration (record).

Article 24 In case of any dispute arising from this contract, the parties shall negotiate friendly for settlement; if such consultation fails, such dispute can be filed with the housing rental competent department for mediation; and if such mediation fails, either party may:

☑	Apply for arbitration by Shenzhen Arbitration Commission;

☐	Apply for arbitration by China International Economic and Trade Arbitration Commission Shenzhen Branch;

☐	Summit the dispute to the People’s Court that has the jurisdiction over the location of the Leased House.

(The above dispute resolutions are to be chosen by both parties, with the selected one to be identified by "√")

Article 25   Both parties agreed on the following mailing addresses for communication or document may be serviced:

Address of Party A:

Address of Party B:

If such addresses are not agreed, the communication address upon the signing of this contract by both parties will be used as the delivery address.

Without any written notice for change such above address shall have been effective. Given that one contractual party sends a notice or document to the other party by the delivery address will be deemed to have been serviced. If the document mailed by such above address is returned by the postal department, such return date will be deemed that date of service.

Article 26 This contract shall come into effect upon signing by two parties.

Within ten days upon the signing of contract, both parties shall go for contract registration (record) at the housing leasing competent authority.

Article 27 The original copy of this agreement is in Chinese.

Article 28 This agreement is executed in triplicate, of which Party A holds one copy, Party B holds one copy, the contract registration agency holds one copy, and the relevant department holds

Nil copies.

Party A (Signature / Stamp):
/s/ Chen Zhen Guang
Legal representative:

Phone:

Bank Account:

Agent (Signature /Stamp):

Signature Date: 08/10/2015

Party B (Signature /Stamp):
/s/ Talon Zipper (Shenzhen) Co., Ltd.
Legal representative:

Phone:

Bank account:

Agent (Signature / Stamp):

Signature Date: 08/10/2015

Annex of Shen (Luo) No. _________      _______ Contract

Supplementary Agreement to Lease Contract

Party A (hereinafter referred to as “Party A”): Chen Zhen Guang
ID Card No.: 440524197406182919

Party B (hereinafter referred to as “Party B”): Talon Zipper (Shenzhen) Co., Ltd.

Article 1 Rental and Term of Lease

The term of lease shall be five years and two and a half months: the monthly rental for the first year (from August 15, 2015 to August 14, 2016) shall be RMB 103,906.00 (in words: RMB one hundred and three thousand nine hundred and six ); the monthly rental for the second year (from August 15, 2016 to August 14, 2017) shall be RMB 109,101.00 (in words: RMB one hundred and nine thousand one hundred and one); the monthly rental for the third year and Two and half months (from August 15, 2017 to October 31, 2018) shall be RMB 114,556.00 (in words RMB one hundred and fourteen thousand five hundred and fifty six). The monthly rental for the fourth year (from November 1, 2018 to October 31, 2019) shall be RMB 120,284.00 (in words RMB one hundred and twenty thousand two hundred and eighty four). The monthly rental for the fifth year (from November 1, 2019 to October 31, 2020) shall be RMB 126,298.00 (in words RMB one hundred and twenty six thousand two hundred and ninety eight). The rental duration from August 15, 2015 to October 31, 2018 is fixed Lease Contract period, either Party A or Party B shall not arbitrarily and unilaterally terminate the Lease contract. From November 1, 2018 to October 31, 2020 it is optional lease Contract period, Either Party A or Party B can give out the Termination Contract notice to other party in writing 6 months in advance for any reasons, the notification will be effective upon receiving by the other party.

Party B shall pay the monthly rental to Party A by the 20th day of every month. Where Party B pays the rental in arrears, Party B shall pay the overdue fine to Party A at an amount equal to the days in arrears multiplied by 0.05% of the rental.

Article 2 Security Deposit for Management Fee and Guarantee Deposit for Lease

Party B shall pay Party A an amount of RMB 119,019.60 (in words: RMB One Hundred and Nineteen Thousand Nineteen dollar and Sixty cents) as the guarantee deposit for lease and an amount of RMB 51,080.40 (in words: RMB Fifty-one Thousand Eighty Dollars and Four Cents) as the security deposit for management fee. Party A shall return the guarantee deposit for lease and the security deposit for management fee in full to Party B (without interest) within three working days after the term of lease expires and Party B has paid off all payable costs and expenses.

During the term of the Contract, Party B’s guarantee deposit for lease shall not be used for the purpose of rental.

Article 3 Tax and charges

The tax and charges that arising from the lease shall be borne by Party A. The aforesaid rentals are all taxes included, and Party A shall issue official invoices accordingly.

Annex of Shen (Luo) No. _________      _______ Contract

Article 4 Return of House and Restoration

The existing fitting of the Leased House was completed by Party B on its own during the last lease period, and now shall continue to be used by Party B together with the House. After the term of lease expires and both parties do not renew the contract, the non-removable part of the fitting shall be owned by Party A.

Party A agrees with Party B’s internal fitting and modification against the Leased House. After the term of lease expires, Party B may return the House with fitting to Party A, and Party A shall not demand Party B to restore the Leased House to the state when Party A delivered the House to Party B for use.

Article 5 Interior decoration

If Party B needs to renovate the Leased House, Party B shall firstly present Party A the decoration proposal for approval so as to implement, and also shall handle the procedures for decoration of the venue with the property management company in the location of the lease, with the active assistance by Party A. The decoration program of Party B shall not come into implementation until it has been reviewed and approved by Party A as well as the relevant departments, with such renovation expenses to be borne by Party B. In case of early termination of contract by Party B or the expiry of contract, Party A shall not be charged of any renovation costs.

Except otherwise agreed, the fixed part of the newly decoration by Part B shall not be removed. For those removable parts such as the movable shelf board, furniture, etc., at the time of contract expiry or the early termination and after settling of all the fees payable by Party B, they can be removed by Party B.

Article 6 Sales during the Term of Lease

6.1

Where Party A transfers the Leased House to others during the term of lease, Party A shall notify Party B in writing two months in advance, and Party B shall have the priority to purchase the House. Such transfer shall not affect the effectiveness of the lease contract, that is, the master contract and the annexes thereto shall be valid continuously against Party B and the new house owner.

6.2

Where Party A implements site-clearing by force, cancels the Contract unilaterally, or the new house owner refuses to continue fulfilling the master contract and the annexes thereto, Party A shall be required to return the guarantee deposit for lease in two-fold and compensate Party B for all fitting costs (subject to the invoice amount without depreciation) and the actual removal expenses.

Article 7 Termination and Renewal

7.1

Before the Contract expires, where Party B needs to continue leasing the House, Party B shall submit the renewal demand to Party A two months prior to the expiration date of the lease. Under the same conditions, Party B shall have the priority to lease the House;

7.2

Party A shall go through formalities to sign a new House Lease Contract properly one month before the Contract expires. The rental shall be agreed by both parties based on the current market situation at that time.

Annex of Shen (Luo) No. _________      _______ Contract

7.3

When the Contract expires or both parties agree to terminate the Contract ahead of time upon consensus, and Party B fully fulfills the terms and conditions as set out herein, Party A shall transfer the guarantee deposit for lease to the account designated by Party B in full without interest within three working days after Party B moves out and empties the leased House, pays off all payable costs and expenses, and has been confirmed by Party A;

7.4

During the term of the Contract(From August 15, 2015 to October 31, 2018) , where either Party A or Party B needs to cancel or terminate the Contract ahead of time, Party A or Party B must notify the other party in writing six months in advance. Otherwise, neither Party A nor Party B shall have the right to cancel or terminate the Contract. Any party who proposes to cancel or to terminate the Contract shall pay the other party an amount equals to all rentals under the unfulfilled Contract as the liquidated damages. During the optional contract period (from November 1, 2018 to October 31, 2015) either Party A or Party B who proposes to terminate the Contract, should notify the other party in writing 6 months in advance, the notification will be effective upon receiving by the other party, the Lease Contract will be terminated when the notice period expired, there is no need for the party to pay the compensation to the other Party, both Parties shall settle their respective expenses according to the agreed Contract.

7.5

On the expiry of the lease term, where Party B wants to extend the lease, upon obtaining Party A’s consent, Party B may postpone moving out from the leased House. The postponing time shall be determined by Party A, and Party B shall be required to pay the rental and the management fee for the period.

Article 8 Breach of contract

1.

Within the lease term, Party A shall ensure that Party B can make use of the property to conduct its normal business activities according to the lease agreement. In case there is interruption to the normal business activities of Party B caused by Party A or a third party related to Party A, Party A shall compensate Party B the double amount of lease deposit. During the period of interruption, Party B should not pay any rent. If Party B decides to unilaterally terminate the lease agreement due to the continued interruption, within 5 working days after the written termination notification sent by Party B to Party A, Party A should refund the double amount of deposit to Party B and at the same time pay Party B an amount equals to the rental of all the unfulfilled period of the lease as liquidated damages.

2.

If Party B cannot conduct the ordinary course of its business activities due to failure of the maintenance under Article 13 of the Main Contract or other causes, Party B shall not bear the rent for such period. In addition, if such above period exceeds more than 30 days, Party B shall have the right to terminate the agreement and request Party A to be liable to refund the double amount of lease deposit and other related cost or damages incurred by Party B.

Annex of Shen (Luo) No. _________      _______ Contract

The Agreement shall be effective and executed immediately after both Party A and Party B sign and affix seal hereto. Any matters not mentioned herein shall be settled by both Party A and Party B upon consultation.

Note: This property has been under mortgage in the Shenzhen Development Bank Co., Ltd. Shenzhen Branch since June 16, 2011.

Party A (Signature / Stamp)	Party B (Signature / Stamp):
/s/ Chen Zhen Guang	/s/ Talon Zipper (Shenzhen) Co., Ltd.

Signing Date: August 10, 2015	Signing Date: August 10, 2015

Special Instructions

1.

Before signing the contract, both parties shall carefully read the contract, and the content of contractual terms can be negotiated for deletion or addition, selection, supplement, filling and alteration. After signing the contract, those contents that not having been modified (signed or stamped by both parties to confirm) are deemed as the agreed contents of the contract. As for the selection, supplement, filling and modification to the contents in the contract, those items in handwriting shall be the priority.

2.

Before signing the contract, the lessor shall present the lessee with the property right certificate or other proof of ownership, or other valid documents to prove identification or legal status of the lessor. Housing trustees also need to provide a power of attorney; for co-owning House to be leased, it is required to provide proof of all joint owners’ agreement to lease and the power of attorney; and the lessee shall prove to the lessor the identification of lessee or his qualification documents of legal status.

3.	The parties shall sign and perform the contract in accordance with law, and shall not violate the law with respect to procedural requirements or engage in illegal activities.

4.

Once executed, the contract will be legally binding on both parties, and the parties shall perform the obligations in accordance with the contract. Without statutory requirements or agreements by the parties the contract shall not be changed or cancelled.

5.

If any party write down the content under the contract on its own, such party shall fill in the content, shall use a brush, pen or sign pen with carbon ink or blue-black ink to write and sign for confirmation.

6.	Such blanks in partial terms under this contract (underlined) are for both parties to negotiate and make the engagement; in addition, some terms (marked with the sign-□) are for parties to choose.

7.	After signing the contract, the parties shall promptly and jointly go to the housing/leasing departments for registration or record.

8.

Both parties of the lease may decide the number of original copies of the contract according to the actual need and carefully check to ensure that all contract copies are consistent with each other; and in any case, each party shall hold at least one original contract.

9.	Any material change, termination as well as loss of the contract, the parties shall promptly go to the original registration institution for carrying out the relevant procedures.

10.

Both parties may, through consultation, agree how to dispose items in the rented property after the lease expiration or the termination of contract, and such matters can be prescribed in the supplementary pages (Annex).

11.	Under the Article 6 of the contract, for the "House to be leased Usage", it shall be filled in one of the following five categories: Commerce, Office, Plant, Warehouse, or Comprehensive.

Shenzhen rental safety management

Letters of Responsibility

Shenzhen City, integrated management of floating population and rental office printing

To implement the Decision by Shenzhen Municipal People's Congress Standing Committee on Strengthening Security Responsibility of Rental Housing, further clarify the responsibility for housing rental security, and strengthen the management of leasing house safety, so as to protect people’s life and property, this Responsibility Document for Shenzhen Housing Lease Security Management is specifically formulated in accordance with relevant laws and regulations:

A.

Within the municipal administration region, the lessor and the lessee of all production and business premises (including various types of commodity markets as well as their stalls the counters), office space, residential and other houses shall be responsible for the rental housing security.

B.

When leasing a house, the lessor shall possess the proper ownership certificate or other proof documents required by the municipal government. In case of housing rental through the trustee, the owner shall enter into a written entrusting agreement with the agent, specifying the security responsibility by respective parties. The sub-lessor, other actual lessors or parties of renting acts shall undertake the safety obligations as the lessor.

C.

The lessee shall secure that the rental building as well as its entrance and exit, corridors, firefighting equipment, gas and power facilities and so on are in consistent with the safety standards by the relevant laws, regulations and related administration department. In case of laws and regulations request the obtaining the relevant permits or approval documents for property lease, the lessor shall acquire such instruments accordingly.

D.

If the lessee uses the rental housing for production and business activities, before opening, the lessor shall require the lessee to go through relevant fire prevention procedures with proof as well as the industry and commerce business license or proof of provincial dollars to open a certificate.

E.

The lessor shall at least once a quarter check on the safe use and the use natural of the leased house and keep the written record. If the lessor cannot complete the inspection himself due to impersonal cause, the lessor shall entrust others to conduct such inspections.

F.

Upon finding out that there are security risks in the leased housing or the lessee changes the usage of property without authorization, the lessor shall inform the comprehensive management institution of the rental housing or other related administrative departments.

G.

The lessee shall abide by provisions of laws and regulations as well as the engagements of house rental agreements, making the rational and safe use of houses and not being allowed to change the property structure and usage; and once found the latent security risks in the leased house, the lessee shall promptly report to the comprehensive management institution of the rental housing or other related administrative departments.

H.

The lessee shall not at will change the usage of the leased house, and the application of rented property for the engagement in hotel industry, food, entertainment, net bar or workshops and other commercial activities must comply with the relevant provisions:

It is prohibited to use the rental housing for gambling, drug abuse and trafficking, prostitution, pornography, documents forgery, printing illegal publications, manufacturing and selling of counterfeit and shoddy goods, harboring criminals, or hiding and sale of stolen goods and other criminal and offensive conducts;

It is prohibited to use the rental housing for pyramid selling or disguised pyramid, operating without a business license, unlicensed operation of clinics or illegal engagements in the practice of medicine and the recycling of renewable resources as well as other illegal activities;

It is prohibited to use the rental housing for the engagement in unlicensed employment intermediary operation, matchmaking, training, real estate agency or other fraudulent acts;

It is prohibited to use the leased residential property for production, storage, or operation of those flammable, explosive, toxic and radioactive items or other hazardous materials.

I.

Both the lessor and the lessee shall assist and cooperate with the comprehensive management institution of the rental house to conduct safety check and administration, truthfully providing relevant materials and information.

J.

Where either the lessor or the lessee does not fulfill its security responsibilities, thus resulting in other person suffer physical or property damages, the victim may request the lessor to bear the corresponding compensation liability by law.

Lessor(Signature / Stamp):	Lessee: (Signature / Stamp)
/s/ Chen Zhen Guang	/s/ Talon Zipper (Shenzhen) Co., Ltd.
Trustee and Manger(Signature / Stamp):	Phone:

Phone:

Date: 08/10/15